UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 2, 2008

Date of Report (Date of earliest event reported)

Northstar Neuroscience, Inc.

(Exact name of registrant as specified in its charter)

Washington	000-51951	91-1976637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Fourth Avenue, Suite 300

Seattle, WA 98121

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (206) 728-1477

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 3, 2008, Northstar Neuroscience, Inc. issued a press release announcing that updated clinical trial results for its PROSPECT and EVEREST clinical trials were presented at the Biannual Meeting of the American Society for Stereotactic and Functional Neurosurgery on June 2-3, 2008. The press release and materials presented are attached as Exhibits 99.1, 99.2, and 99.3 to this current report and are incorporated herein by reference. The presentation materials are available on the company’s website at www.northstarneuro.com.

The presentations contain information about our future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from historical results or those indicated by these forward-looking statements as a result of a variety of factors including, but not limited to, risks and uncertainties associated with our financial condition, our ability to complete our ongoing or any future clinical trials, delays in conducting or completing any of our clinical trials, the results of any of our clinical trials, including our PROSPECT and EVEREST clinical trials, our ability to successfully complete additional trials necessary to commercialize any approved product, our ability to compete successfully with competitors and our ability to protect and enforce our intellectual property rights. We undertake no responsibility or obligation to update any of the forward looking statements after the date of the presentation to conform those statements to reflect the occurrence of unanticipated events, except as required by applicable law. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission. Such filings are available on our website or at www.sec.gov.

The information in this current report regarding this Item 7.01, including Exhibits 99.1, 99.2, and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of Northstar Neuroscience, Inc. dated June 3, 2008

99.2	Presentation materials by Northstar Neuroscience, Inc. on the Cortical Stimulation System for Subjects with Major Depression (PROSPECT)

99.3	Presentation materials by Northstar Neuroscience, Inc. on the Cortical Stimulation System for the Treatment of Motor Deficit following Ischemic Stroke (EVEREST)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSTAR NEUROSCIENCE, INC.

Dated: June 3, 2008	By:	/s/ Raymond N. Calvert
Raymond N. Calvert
Vice President, Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Northstar Neuroscience, Inc. dated June 3, 2008

99.2	Presentation materials by Northstar Neuroscience, Inc. on the Cortical Stimulation System for Subjects with Major Depression (PROSPECT)

99.3	Presentation materials by Northstar Neuroscience, Inc. on the Cortical Stimulation System for the Treatment of Motor Deficit following Ischemic Stroke (EVEREST)